ACQUISITIONS (Tables)	6 Months Ended
Jun. 30, 2019
Eagle Ford
ACQUISITIONS
Schedule of fair value of assets and liabilities as at the date of acquisition

The acquisition was recorded using the acquisition method of accounting.  The following table reflects the fair value of the assets acquired and the liabilities assumed as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	$179,662
Exploration and evaluation assets	43,642
Fair value of liabilities assumed:
Restoration provision	(7,435)
Trade and other payables	(80)
Net assets acquired	$215,789

Purchase price:
Total cash consideration paid (1)	$215,789

During the six months ended 30 June 2018, the Company paid $220.1 million to the sellers to purchase the Eagle Ford assets.  In the second half of 2018, the Company received $4.4 million from the sellers to settle post-closing adjustments, for a total purchase price of $215.8 million.